UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/25

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Annual Report

December 31, 2025

Lazard Global Total Return and Income Fund, Inc.

Managed Distribution Policy

(unaudited)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund’s Board of Directors (the “Board”) has adopted a Managed Distribution Policy to distribute to its stockholders a periodic, level distribution as frequently as monthly, based on a fixed amount per share, a fixed percentage of market price or a fixed percentage of the Fund’s net asset value per common share. Pursuant to the Managed Distribution Policy, the Fund currently distributes a monthly distribution on its common stock equal to, on an annualized basis, 10.0% of the Fund’s net asset value per share as of the close of markets on the last business day of the previous calendar year.

The Fund intends to distribute all available investment income to its stockholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) to fund distributions is not earned on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to stockholders in order to maintain monthly distributions at the rate set forth above. The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

You should not draw any conclusions about the Fund’s investment performance from the amount of its monthly distributions or from the terms of the Managed Distribution Policy. The Fund’s total return performance is presented in the financial highlights included in this report.

The Managed Distribution Policy provides that the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to Fund stockholders, including, for example, in response to changes in market conditions, interest rates and/or currency exchange rates or regulatory requirements.

The amendment or termination of the Managed Distribution Policy could have the effect of creating a market trading discount (if the Fund’s common stock is trading at or above its net asset value) or widening an existing trading discount.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

(unaudited)

Market Review

Global equity markets rose sharply in 2025, supported by strong demand for artificial intelligence–linked technologies and a broadly improving global interest-rate outlook.

US trade policy was a focus of the market, as the country’s push for higher import taxes raised global economic concerns. The early April rollout of US tariffs, including higher rates on goods from China, triggered a sharp sell-off in global markets, which subsequently recovered as the US concluded trade agreements with Japan and the European Union and extended its truce with China. However, the environment has been volatile as tariff news has fluctuated widely, and the situation remains fluid.

The future path of global intertest rates continued to be closely monitored amid growing economic uncertainty. The Federal Reserve raised interest rates three times late in the year amid signs that the US labor market was weakening; the European Central Bank raised rates four times in the first half of the year but held them steady in the second half, as the outlooks for inflation and economic growth in the eurozone improved; the Bank of Japan raised rates twice as inflation remained elevated; and China’s central bank lowered rates just once despite stiffening economic headwinds.

Enthusiasm for artificial intelligence (“AI”) was a major driver of equity performance, though sentiment fluctuated. Overinvestment concerns followed the release of DeepSeek’s competitive model, though subsequent deal activity—including projects linked to OpenAI—revived optimism. Later in the year, worries resurfaced about heavy capital expenditure, debt issuance, and stretched valuations. AI-linked technology stocks dominated index attribution, with nine of the top 10 contributors to MSCI ACWI’s gains, representing 29% of the index’s return.

Fund Performance

For the year ended December 31, 2025, the Fund rose 15.34% on a net-asset-value (“NAV”) basis and 21.18% on a market-price basis, both of which underperformed the 22.34% gain of its benchmark, the MSCI World/ACWI Linked Index.

The Fund’s investments are allocated between global equity investments and currency investments.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

(unaudited)

Global Equity Investments

Stock selection in the information technology, industrials and health care sectors, particularly in the United States, the United Kingdom, and the Netherlands, accounted for the majority of underperformance. A lower than benchmark exposure to Korea was also detrimental to relative performance.

Within the information technology sector, the fall in the stock price of Accenture was attributed to concerns that AI may disintermediate the company’s business. Shares of Salesforce traded lower on tempered expectations for the company’s AI-powered automation platform, Agentforce.

In the health care sector, UnitedHealth Group declined after the company withdrew its guidance for the year and on concerns about corporate governance.

Stock selection within the consumer discretionary and communication services sector and within Japan helped relative returns as did the higher than benchmark exposure to Taiwan.

In the communication services sector, Amphenol rose after the US-based electronics and fiber-optic connector manufacturer reported better than expected first-quarter earnings, driven by AI revenue growth.

Other stocks contributing positively to performance included Taiwan Semiconductor Manufacturing Company and ASML. Shares of Taiwan Semiconductor traded higher on optimism that the contract chipmaker will continue to benefit from strong demand for chips linked to AI. Shares of chip equipment manufacturer ASML rose as part of broader gains recorded by stocks in the chipmaking industry due to optimism around improved demand and capital expenditures in the semiconductor space.

Currency Investments

The allocation to emerging markets currency and debt investments contributed to performance for the year.

Local currency emerging markets (“EM”) debt delivered a strong return in 2025, marking the best performance of this asset class in more than fifteen years supported by broad EM currency appreciation and a decline in local yields.

Frontier foreign-exchange exposures were a notable contributor to relative performance. Positions in the Kazakh tenge, Egyptian pound, Nigerian naira, and Uruguayan peso benefited from a combination of hawkish monetary policy, improving fiscal outlooks, and attractive valuations.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

(unaudited)

South Africa was among the strongest performers in EM local rates, having entered the year with an appealing term premium and subsequently benefiting from continued disinflation. Duration exposure in Mexico was additive as expectations of further policy easing after Banxico’s initial rate cut in September supported local markets. In Brazil, both foreign exchange and duration performed well amid a favorable disinflation trend and consistent policy signaling from the central bank.

Korea modestly detracted, reflecting ongoing equity-related outflows. However, several policy initiatives introduced by both the government and central bank may improve Korean won dynamics over time, leaving us constructive on the market’s forward-looking potential.

Additional Information

Pursuant to LGI’s Managed Distribution Policy, the Fund declared a monthly distribution equal to 10.0% (on an annualized basis) of the Fund’s published NAV per share on the last business day of the previous year, totaling $1.76 paid during 2025.

Shares of LGI ended 2025 with a market price of $17.44, which was a 5.1% discount to the Fund’s NAV per share of $18.38.

The Fund’s net assets were $239.2 million as of December 31, 2025, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $330.8 million, representing a 27.7% leverage ratio. This is somewhat lower than the leverage ratio of 30.2% at the end of 2024, and below the maximum permitted leverage ratio of 33 1/3%.

Additional information about the Fund can be found at www.lazardassetmanagement.com, including updates regarding Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, as well as notices regarding the composition of monthly (and any additional) distributions (pursuant to Section 19(a) of the Investment Company Act of 1940, as amended).

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI and the MSCI World/ACWI Linked Index*

Average Annual Total Returns*
Periods Ended December 31, 2025

	One Year	Five Year	Ten Year
Market Price	21.18%	9.25%	12.91%
Net Asset Value	15.34%	7.40%	10.85%
MSCI ACWI	22.34%	11.19%	11.72%
MSCI World/ACWI Linked Index	22.34%	11.19%	11.62%

*

Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices, consisting of 23 developed and 24 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

Ten Largest Equity Holdings
December 31, 2025

Security	Fair Value	Percentage of Net Assets
Apple, Inc.	$11,313,454	4.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	9,918,362	4.2
Microsoft Corp.	9,120,106	3.8
Amazon.com, Inc.	7,489,186	3.1
ASML Holding NV	6,602,694	2.8
Charles Schwab Corp.	6,128,180	2.6
ABB Ltd.	5,858,337	2.4
Visa, Inc., A Shares	5,690,270	2.4
Amphenol Corp., Class A	5,473,710	2.3
Mizuho Financial Group, Inc.	4,829,456	2.0

Portfolio Holdings Presented by Sector
December 31, 2025

Sector	Percentage of Total Investments
Communication Services	4.2%
Consumer Discretionary	9.3
Consumer Staples	7.0
Financials	17.0
Health Care	9.8
Industrials	14.0
Information Technology	27.5
Materials	0.6
Sovereign Debt	8.4
Short-Term Investments	2.2
Total	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

December 31, 2025

Description	Shares	Fair Value
Common Stocks—97.8%
Australia—1.0%
Computershare Ltd.	101,384	$2,302,485
Brazil—0.8%
TOTVS SA	262,100	1,996,946
Canada—3.1%
Dollarama, Inc.	25,376	3,792,672
Toromont Industries Ltd.	30,679	3,711,521
		7,504,193
China—1.4%
Tencent Holdings Ltd.	44,000	3,371,598
Denmark—1.1%
Carlsberg AS, Class B	11,482	1,505,192
Zealand Pharma AS (*)	16,065	1,169,104
		2,674,296
Finland—1.0%
Kone OYJ, Class B	34,620	2,455,532
France—3.4%
EssilorLuxottica SA	7,219	2,282,460
Legrand SA	16,438	2,442,785
LVMH Moet Hennessy Louis Vuitton SE	3,387	2,553,460
Pernod Ricard SA	9,899	847,443
		8,126,148
Hong Kong—1.7%
AIA Group Ltd.	201,200	2,066,624
Techtronic Industries Co. Ltd.	163,500	1,878,416
		3,945,040
India—1.2%
HDFC Bank Ltd. ADR	77,922	2,847,270
Japan—5.3%
FANUC Corp.	66,800	2,599,835
Mizuho Financial Group, Inc.	133,000	4,829,456
Nintendo Co. Ltd.	15,500	1,047,015
Resona Holdings, Inc.	250,600	2,376,115
Sanrio Co. Ltd.	55,200	1,731,812
		12,584,233
Netherlands—6.0%
Argenx SE ADR (*)	2,932	2,465,665
ASM International NV	4,142	2,496,875

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2025

Description	Shares	Fair Value
ASML Holding NV	6,177	$6,602,694
Wolters Kluwer NV	26,554	2,757,007
		14,322,241
Spain—1.4%
Industria de Diseno Textil SA	52,114	3,432,769
Sweden—1.8%
Assa Abloy AB, Class B	48,667	1,886,794
Hexagon AB, B Shares	206,380	2,441,074
		4,327,868
Switzerland—3.4%
ABB Ltd.	79,251	5,858,337
Partners Group Holding AG	1,915	2,352,404
		8,210,741
Taiwan—4.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	32,638	9,918,362
United Kingdom—7.3%
AstraZeneca PLC	22,752	4,190,735
Coca-Cola Europacific Partners PLC	38,407	3,483,515
Diageo PLC	95,491	2,056,943
RELX PLC	95,887	3,908,199
Unilever PLC	58,813	3,845,274
		17,484,666
United States—53.7%
Accenture PLC, Class A	17,350	4,655,005
Alphabet, Inc., Class A	14,134	4,423,942
Amazon.com, Inc. (*)	32,446	7,489,186
Amphenol Corp., Class A	40,504	5,473,710
Aon PLC, Class A	12,378	4,367,949
Apple, Inc.	41,615	11,313,454
Avery Dennison Corp.	8,362	1,520,881
Bank of America Corp.	64,649	3,555,695
Booz Allen Hamilton Holding Corp.	27,674	2,334,579
Charles Schwab Corp.	61,337	6,128,180
Coca-Cola Co.	53,449	3,736,620
Corpay, Inc. (*)	4,691	1,411,663
Danaher Corp.	15,542	3,557,875
Equifax, Inc.	10,096	2,190,630
HealthEquity, Inc. (*)	20,251	1,855,194
Intercontinental Exchange, Inc.	27,086	4,386,848

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2025

Description	Shares	Fair Value
IQVIA Holdings, Inc. (*)	17,446	$3,932,503
KLA Corp.	3,955	4,805,641
McDonald’s Corp.	9,328	2,850,917
Meta Platforms, Inc., Class A	3,127	2,064,101
Microsoft Corp.	18,858	9,120,106
Motorola Solutions, Inc.	7,600	2,913,232
NIKE, Inc., Class B	33,610	2,141,293
Procter & Gamble Co.	19,915	2,854,019
PTC, Inc. (*)	17,026	2,966,099
S&P Global, Inc.	8,071	4,217,824
Salesforce, Inc.	16,831	4,458,700
Texas Instruments, Inc.	17,205	2,984,895
Thermo Fisher Scientific, Inc.	7,823	4,533,037
United Rentals, Inc.	3,160	2,557,451
Visa, Inc., A Shares	16,225	5,690,270
Zoetis, Inc.	14,788	1,860,626
		128,352,125
Total Common Stocks (Cost $152,489,050)		233,856,513

Description	Principal Amount (000) («)	Fair Value
Foreign Government Obligations—9.1%
Brazil—2.3%
Brazil Notas do Tesouro Nacional, 10.000%, 01/01/29	33,360	$5,638,637
Indonesia—0.6%
Indonesia Treasury Bonds, 8.375%, 09/15/26	22,166,000	1,360,866
Malaysia—2.2%
Malaysia Government Bonds:
3.502%, 05/31/27	10,260	2,548,970
3.733%, 06/15/28	10,500	2,629,360
		5,178,330
Mexico—1.1%
Mexico Bonos, 7.750%, 05/29/31	49,000	2,620,748

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2025

Description	Principal Amount (000) («)	Fair Value
Romania—0.7%
Romania Government Bonds, 8.000%, 04/29/30	7,200	$1,740,797
Serbia—0.4%
Serbia Treasury Bonds, 4.500%, 08/20/32	101,000	983,562
South Africa—1.8%
South Africa Government Bonds:
10.000%, 03/31/33	44,000	2,966,074
10.500%, 12/21/26	10,667	664,183
10.500%, 12/21/27	10,667	684,971
		4,315,228

Total Foreign Government Obligations (Cost $22,433,649)		21,838,168

Description	Shares	Fair Value
Short-Term Investments | 2.4%
Lazard Government Money Market Portfolio, 3.59% (7 day yield) (a) (Cost $5,761,770)	5,761,770	$5,761,770
Total Investments | 109.3% (Cost $180,684,469) (»)		$261,456,451
Liabilities in Excess of Cash and Other Assets | (9.3)%		(22,267,275)
Net Assets | 100.0%		$239,189,176

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(a)	Affiliated investment.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2025

Forward Currency Contracts open at December 31, 2025:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BRL	6,175,950	USD	1,115,799	CIT	03/23/26	$—	$9,037
CLP	2,972,011,000	USD	3,117,767	SCB	01/22/26	184,104	—
COP	19,441,650,000	USD	4,877,178	CIT	03/24/26	137,571	—
EGP	99,704,100	USD	2,033,533	SCB	03/23/26	3,818	—
HUF	2,454,082,031	USD	7,378,479	CIT	02/23/26	100,783	—
IDR	90,233,000,000	USD	5,416,634	CIT	03/02/26	—	20,177
ILS	15,904,165	USD	4,887,213	CIT	04/29/26	110,527	—
INR	504,795,330	USD	5,631,048	CIT	03/02/26	—	42,007
KRW	10,225,908,000	USD	7,429,459	HSB	03/03/26	—	333,819
KZT	2,826,090,000	USD	4,965,894	SCB	02/20/26	532,630	—
MXN	49,300,203	USD	2,639,056	HSB	04/14/26	71,848	—
NGN	5,309,100,000	USD	3,245,171	SCB	02/27/26	409,704	—
PHP	210,987,012	USD	3,661,443	JPM	03/02/26	—	94,946
PLN	14,199,879	USD	3,876,895	CIT	06/02/26	75,921	—
SGD	2,865,051	USD	2,239,808	SCB	04/14/26	3,460	—
TRY	160,305,020	USD	3,119,382	HSB	06/02/26	221,537	—
TRY	103,399,700	USD	2,291,442	JPM	01/28/26	75,488	—
USD	2,956,187	EUR	2,529,693	HSB	06/02/26	—	36,582
USD	1,682,788	RON	7,433,209	JPM	06/12/26	—	16,541
UYU	189,499,600	USD	4,674,155	HSB	06/02/26	100,999	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$2,028,390	$553,109

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Abbreviations and Additional Tables

December 31, 2025

Security Abbreviations:
ADR	—	American Depositary Receipt

Currency Abbreviations:
BRL	—	Brazilian Real
CLP	—	Chilean Peso
COP	—	Colombian Peso
EGP	—	Egyptian Pound
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexican New Peso
NGN	—	Nigeria Naira
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RON	—	New Romanian Leu
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
USD	—	United States Dollar
UYU	—	Uruguayan Peso

Counterparty Abbreviations:
CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
JPM	—	JPMorgan Chase Bank N.A.
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Abbreviations and Additional Tables (concluded)

December 31, 2025

Portfolio holdings by industry† (as a percentage of net assets):
Common Stocks
Banks	5.7%
Beverages	5.0
Biotechnology	1.5
Broadline Retail	4.7
Building Products	0.8
Capital Markets	7.2
Communications Equipment	1.2
Containers & Packaging	0.6
Electrical Equipment	3.4
Electronic Equipment, Instruments & Components	3.3
Entertainment	0.5
Financial Services	3.0
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.8
Hotels, Restaurants & Leisure	1.2
Household Products	1.2
Insurance	2.7
Interactive Media & Services	4.2
IT Services	1.9
Life Sciences Tools & Services	5.0
Machinery	2.9
Personal Care Products	1.6
Pharmaceuticals	2.5
Professional Services	5.7
Semiconductors & Semiconductor Equipment	11.2
Software	7.7
Specialty Retail	2.1
Technology Hardware, Storage & Peripherals	4.7
Textiles, Apparel & Luxury Goods	2.0
Trading Companies & Distributors	2.6
Subtotal	97.8
Foreign Government Obligations	9.1
Short-Term Investments	2.4
Total Investments	109.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2025

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (cost $174,922,699)	$255,694,681
Affiliated issuer (Note 6) (cost $5,761,770)	5,761,770
Cash	145
Foreign currency, at fair value (cost $1,126,556)	1,136,185
Dividends and interest receivable	1,049,043
Gross unrealized appreciation on forward currency contracts	2,028,390
Total assets	$265,670,214

LIABILITIES
Payables for:
Management fees	238,357
Accrued directors’ fees	371
Line of credit outstanding	23,675,000
Cash collateral received for forward currency contracts	1,370,000
Gross unrealized depreciation on forward currency contracts	553,109
Other accrued expenses and payables	644,201
Total liabilities	$26,481,038
Net assets	$239,189,176

NET ASSETS
Paid-in capital (Note 2(f))	$168,111,261
Distributable earnings (Accumulated loss)	71,077,915
Net assets	$239,189,176
Shares of common stock outstanding*	13,012,942
Net asset value per share	$18.38
Market value per share	$17.44

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2025

Investment Income:
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $138,562)#	$3,347,446
Affiliated issuer (Note 6) (a)	69,678
Interest (net of foreign withholding taxes of $11,279)	1,328,505
Total investment income	4,745,629

Expenses:
Management fees (Note 3)	2,783,203
Professional services	278,508
Administration fees	55,155
Custodian fees	40,926
Stockholders’ reports	36,548
Stockholders’ services	32,247
Directors’ fees and expenses	23,514
Other	100,347
Total expenses before interest expense	3,350,448
Interest expense	1,275,023
Management fees waived and expenses reimbursed	(2,717)
Total expenses	4,622,754
Net investment income (loss)	122,875

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,758,570
Foreign currency transactions	(145,567)
Forward currency contracts	4,679,688
Total net realized gain (loss)	18,292,691
Net change in unrealized appreciation (depreciation) on:
Investments	11,021,835
Foreign currency translations	93,269
Forward currency contracts	3,858,551
Total net change in unrealized appreciation (depreciation)	14,973,655
Net realized and unrealized gain (loss)	33,266,346
Net increase (decrease) in net assets resulting from operations	$33,389,221

#	Dividend income for Lazard Global Total Return and Income Fund, Inc. includes $40,904 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $179,466. Refer to Note2(b) in the Notes to Financial Statements for further information.
(a)	See Note 6 for information on affiliated issuers.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM

Operations:
Net investment income (loss)	$122,875	$(355,062)
Net realized gain (loss)	18,292,691	20,678,091
Net change in unrealized appreciation (depreciation)	14,973,655	(5,094,875)
Net increase (decrease) in net assets resulting from operations	33,389,221	15,228,154

Distributions to Stockholders (Note 2(f)):
Net investment income and/or net realized gains	(19,591,408)	(19,831,724)
Return of capital	(3,311,370)	—
Net decrease in net assets resulting from distributions	(22,902,778)	(19,831,724)
Total increase (decrease) in net assets	10,486,443	(4,603,570)
Net assets at beginning of period	228,702,733	233,306,303
Net assets at end of period	$239,189,176	$228,702,733

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,012,942	13,012,942
Common shares outstanding at end of period	13,012,942	13,012,942

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2025

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$33,389,221
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(259,569)
Increase (Decrease) in cash collateral received for forward currency contracts	1,370,000
Increase (Decrease) in other accrued expenses and payables	211,889
Accretion of bond discount and amortization of bond premium, net	196,354
Net realized (gain) loss on investments	(13,758,570)
Net change in unrealized (appreciation)/depreciation on investments, foreign currency translations and forward currency contracts	(14,973,655)
Purchases of long-term investments	(33,148,805)
Proceeds from disposition of long-term investments	50,643,414
Purchases of short-term investments, net	(1,562,078)
Net cash provided by (used in) operating activities	22,108,201

Cash flow from financing activities:
Cash distribution paid (Note 2(f))	(22,902,778)
Net cash provided by (used in) financing activities	(22,902,778)

Effect of exchange rate changes on cash	93,269
Net increase (decrease) in cash, restricted cash and foreign currency	(701,308)

Cash, restricted cash and foreign currency:*
Beginning balance	1,837,638
Ending balance	$1,136,330

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(1,158,610)

*	Includes cash collateral pledged for forward currency contracts of $0 and $1,470,000, and foreign currency of $1,136,185 and $376,638 as of December 31, 2025 and December 31, 2024, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$17.58	$17.93	$16.01	$21.38	$19.74
Income (Loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	0.02	0.05	0.10
Net realized and unrealized gain (loss)	2.55	1.20	3.02	(3.92)	3.51
Total from investment operations	2.56	1.17	3.04	(3.87)	3.61
Less distributions from (Note 2(f)):
Net investment income	(0.46)	—	(0.37)	(0.04)	(0.36)
Net realized gains	(1.05)	(1.52)	(0.04)	(1.46)	(0.98)
Return of capital	(0.25)	—	(0.71)	—	(0.63)
Total distributions	(1.76)	(1.52)	(1.12)	(1.50)	(1.97)
Net asset value, end of period	$18.38	$17.58	$17.93	$16.01	$21.38
Market value, end of period	$17.44	$15.98	$15.32	$14.64	$20.21
Total Return based upon (a):
Net asset value	15.34%	6.51%	19.68%	–18.20%	18.81%
Market value	21.18%	14.33%	12.86%	–20.45%	25.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$239,189	$228,703	$233,306	$208,335	$278,169
Ratios to average net assets:
Total expenses	2.00%	2.16%	2.32%	1.90%	1.49%
Net investment income (loss)	0.05%	–0.15%	0.09%	0.31%	0.47%
Portfolio turnover rate	13%	21%	5%	15%	16%
Asset coverage per $1,000 of loan outstanding (b)	$11,103	$10,660	$10,455	$8,666	$11,557
Bank borrowing outstanding (in thousands)	$23,675	$23,675	$24,675	$27,175	$26,350

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
(b)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

December 31, 2025

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the 1940 Act as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “LGI” and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for U.S. listed equity securities) or the closing price (for non-U.S. listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-U.S. listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Trading on certain non-U.S. securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities in non-U.S. countries may not trade on all business days in New York and on which the NAV of the Fund is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Fund’s NAV is calculated. When valuing foreign equity securities, the Fund uses an independent pricing service that values such securities to reflect market trading that

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair-valued securities.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of its Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Securities Transactions and Investment Income—The Fund’s securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments is recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-U.S. securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-U.S. countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would increase dividend income, resulting in an increase in the Fund’s NAV per share (defined below).

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2025, the Fund traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2025, the Fund had $4,453,756 in unused short-term realized capital loss carryovers and $5,231,093 in unused long-term realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (which traded on the NYSE under the ticker symbol LOR and was acquired by the Fund on December 3, 2019) and may be subject to future limitations.

During the year ended December 31, 2025, the Fund utilized realized capital loss carryovers from previous years amounting to $946,390.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

Post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2025, the Fund elected to defer such losses as follows:

Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
$1,022,812	$ —

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$180,814,391	$91,440,284	$9,721,530	$81,718,754

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, capital loss carryforwards, currency straddles, adjustments in relation to any reorganization, distribution re-designations, and wash sales.

The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts.

Concurrent with the monthly distributions paid throughout the year pursuant to the Fund’s Managed Distribution Policy, the Fund issues notices required by Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), which notify investors if the Fund has distributed more than its then-current net investment income and providing the

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

estimated source(s) of the distribution. For 2025, $0.25447 of the $1.76000 per share distributed was a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will provide stockholders a Form 1099-DIV each calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of the cumulative dividends and distributions paid during the years ended December 31 (which may differ from previously-issued Section 19(a) Notices), were as follows:

	2025	2024
Net Income	$5,939,143	$—
Net Short-Term Capital Gain	—	—
Net Long-Term Capital Gain	13,652,265	19,831,724
Return of Capital	3,311,370	—
Total	$22,902,778	$19,831,724

At December 31, 2025, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
$ —	$(10,707,661)	$81,785,576

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Active ETF Trust, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The net asset value (“NAV”) per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the year ended December 31, 2025, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.20%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 U.S. and non-U.S. equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in foreign, primarily emerging market, currencies (mainly by entry into forward currency contracts), or instruments whose values are derived from the performance of an underlying foreign currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In this example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings). The Fund may invest in other investment companies managed by the Investment Manager. The Fund deducts any fees charged by such investment company from the payment to be made to the Investment Manager under the Management Agreement.

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees.

Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration, Custody and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

5. Directors’ Compensation

The Statement of Operations shows the fees and expenses paid to the Independent Directors of the Fund (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act)). Certain Directors of the Fund are officers of the Investment Manager, and such “interested persons” of the Fund are not compensated by the Fund. Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2025 were $31,220,685 and $48,007,882 respectively.

For the year ended December 31, 2025, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

A summary of the Fund’s transactions in Lazard mutual funds for the year ended December 31, 2025 is as follows:

Issuer	Value at December 31, 2024	Purchase cost	Sales proceeds	Dividend Income	Shares at December 31, 2025	Value at December 31, 2025
Lazard Government Money Market Portfolio	$ —	$14,339,237	$(8,577,467)	$69,678	5,761,770	$5,761,770

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments other than Currency Commitments. The Fund may borrow up to the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is the higher of (a) the Federal Funds Rate (but not less than 0.0%) plus 0.90% and (b) the Secured Overnight Financing Rate (but not less than 0.0%) plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line amount), payable quarterly in arrears. During the year ended December 31, 2025, the Fund had Borrowings under the Credit Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$23,675,000	$23,675,000	5.21%

* For the 365 days Borrowings were outstanding.

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds Rate and Secured Overnight Financing Rate. The Borrowings outstanding under the Credit Agreement as of December 31, 2025 are categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 10.

8. Investment Risks

(a) Market Risk—The Fund’s investment portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of the Fund’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

(b) Leverage Risk—Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies. To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s Currency Investments, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock.

(c) Non-U.S. Securities Risk—The performance of the Fund’s investment portfolio will be influenced by political, social and economic factors affecting the non-U.S countries and companies in which the Fund invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities. To the extent the Fund holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Fund may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions. Currency Investments entail the general risks of investing in non-U.S. issuers to a heightened degree.

(e) Foreign Currency Risk—Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. In addition, such investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

(f) Forward Currency Contracts Risk—Forward currency contracts may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty.

Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the performance of the Fund’s portfolio. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains. Successful use of forward currency contracts is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates. Use of forward currency contracts may cause the Fund’s investment portfolio to experience losses greater than if the Fund had not engaged in such transactions. Derivatives transactions are also subject to operational and legal risk.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(h) Sovereign Debt Risk—Investments in non-U.S. sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in U.S. government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging markets countries have declared moratoria on the payment of principal and interest on their sovereign debt.

(i) Focused Investing Risk—The Fund’s Global Equity Investments consist of investments in a smaller number of issuers than other, more diversified investment funds. As a result, the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s Global Equity Investments consisted of securities issued by a larger number of issuers.

(j) Sector Risk—Implementation of the Fund’s investment strategy may, during certain periods, result in the investment of a significant portion of the Fund’s assets in a

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

particular market sector, such as information technology companies, and the Fund would be expected to be affected by developments in that sector.

(k) Fund Distribution Risk—Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

(l) Market Discount from Net Asset Value—Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not only upon the Fund’s net asset value but also upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock and distributions made to the investor. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and investors should not view the Fund as a vehicle for trading purposes.

(m) Cybersecurity Risk—The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to the Fund’s investment trading; interference with the Fund’s ability to calculate its NAV; the

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

inability of Fund stockholders to transact in shares of the Fund’s common stock; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of December 31, 2025:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2025
Assets:
Common Stocks*
Australia	$—	$2,302,485	$—	$2,302,485
Brazil	—	1,996,946	—	1,996,946
Canada	7,504,193	—	—	7,504,193
China	—	3,371,598	—	3,371,598
Denmark	—	2,674,296	—	2,674,296
Finland	—	2,455,532	—	2,455,532
France	—	8,126,148	—	8,126,148
Hong Kong	—	3,945,040	—	3,945,040
India	2,847,270	—	—	2,847,270
Japan	—	12,584,233	—	12,584,233
Netherlands	2,465,665	11,856,576	—	14,322,241
Spain	—	3,432,769	—	3,432,769
Sweden	—	4,327,868	—	4,327,868
Switzerland	—	8,210,741	—	8,210,741
Taiwan	9,918,362	—	—	9,918,362
United Kingdom	3,483,515	14,001,151	—	17,484,666
United States	128,352,125	—	—	128,352,125
Foreign Government Obligations*	—	21,838,168	—	21,838,168
Short-Term Investments	5,761,770	—	—	5,761,770
Other Financial Instruments†
Forward Currency Contracts	—	2,028,390	—	2,028,390
Total	$160,332,900	$103,151,941	$—	$263,484,841
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(553,109)	$—	$(553,109)

*	Portfolio holdings are disclosed on an individual basis in the Portfolios of Investments.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities that are included in Level 2 were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of the investment or if a price is not available through a pricing source in the Fund’s pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Fund’s Valuation and Liquidity Committee,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

11. Derivative Instruments

During the year ended December 31, 2025, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$86,500,000
Average amounts sold	$15,000,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2025:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$2,028,390

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$553,109

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2025 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$4,679,688

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$3,858,551

As of December 31, 2025, the Fund held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2025

The required information for the Fund is presented in the below table, as of December 31, 2025:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward currency contracts	$2,028,390	$—	$2,028,390

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received (a)	Net Amounts of Derivative Assets
Citibank N.A.	$424,802	$(71,221)	$(260,000)	$93,581
HSBC Bank USA N.A.	394,384	(370,401)	—	23,983
JPMorgan Chase Bank N.A.	75,488	(75,488)	—	—
Standard Chartered Bank	1,133,716	—	(1,110,000)	23,716
Total	$2,028,390	$(517,110)	$(1,370,000)	$141,280

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward currency contracts	$553,109	$—	$553,109

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities
Citibank N.A.	$71,221	$(71,221)	$—	$—
HSBC Bank USA N.A.	370,401	(370,401)	—	—
JPMorgan Chase Bank N.A.	111,487	(75,488)	—	35,999
Total	$553,109	$(517,110)	$—	$35,999

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2025

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which enhances segment information disclosure in the notes to the financial statements. An operating segment, as defined in ASU 2023-07, is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses. The Fund operates as a single operating segment. Its operating results are regularly reviewed by the chief operating decision maker (“CODM”) for resource allocation and performance assessment. The Chief Operating Officer of the Investment Manager acts as the CODM for the Fund. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

14. New Accounting Pronouncements

During the year ended December 31, 2025, the Fund adopted FASB ASU 2023-09 Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”), which was intended to enhance transparency and consistency in income tax disclosures. The update requires more detailed disaggregation of tax rate reconciliation by jurisdiction. The adoption of ASU 2023-09 did not result in any changes to the Fund’s financial statements or disclosures.

15. Subsequent Events

Management has evaluated subsequent events potentially affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lazard Global Total Return and Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 25, 2026

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited) (concluded)

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2027

Independent Director:

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Director(3):

Nathan A. Paul (1973)	Director (April 2017), Chief Executive Officer and President (February 2017)	Senior Advisor (January 2026 – present), Vice Chair (January 2023 – present), Chief Operating Officer (January 2023 – December 2025), Chief Business Officer (April 2017 – December 2022) and Managing Director (2003 – present)

Class II – Directors with Term Expiring in 2028

Independent Directors:

Kenneth S. Davidson (1945)	Director (February 2004)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

TIAA-CREF Funds and TIAA-CREF Life Funds Trustee (2007 – 2023)

Trevor W. Morrison (1971)	Director (April 2014)

New York University, Chief Legal Officer and Senior Presidential Advisor (2025 – present);

New York University School of Law, Eric and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (continued)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Class III – Directors with Term Expiring in 2026

Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

New York University School of Law, Adjunct Professor (2022 – present)

Richard Reiss, Jr. (1944)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – 2021)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex, comprised of, as of December 31, 2025, 32 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Mr. Paul is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager (“Interested Director”).

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited) (concluded)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017) and General Counsel (since April 2017) of Investment Manager (previously Chief Compliance Officer)
Kyle C. DiGangi (1987)	Chief Compliance Officer (September 2025)

Managing Director and Chief Compliance Officer of the Investment Manager (since August 2025)

Global Head of Compliance and Associate General Counsel of AllianceBernstein L.P. (since November 2023); previously, Chief Compliance Officer and Counsel (March 2020 – November 2023)

Christina Kennedy (1990)	Chief Financial Officer (September 2024)	Director of the Investment Manager (since January 2026); previously Senior Vice President (January 2023 – December 2025) and Vice President (July 2019 – December 2022)
Ariona C. Fundo (1988)	Treasurer (June 2025)	Vice President of the Investment Manager (since June 2024) Senior Associate, Bridgewater Associates (March 2023 – June 2024) Director, Cohen & Steers (February 2016 – February 2023)
Robert Spiro (1988)	Assistant Secretary (September 2024)	Senior Vice President and Counsel of the Investment Manager (since September 2024) Associate, Dechert LLP (May 2022 – September 2024) Associate, Proskauer Rose LLP (November 2017 – May 2022)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Senior Vice President of the Investment Manager (since February 2024); previously Vice President (February 2011 – January 2024)

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017), whose information is included in the Class I Interested Director section above.

Lazard Global Total Return and Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2025

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2025:

Of the dividends paid by the Fund, 52.20% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 19.58% of the dividends qualify for the dividends received deduction available to corporate stockholders.

Of the dividends paid by the Fund, $13,652,265 represents the long-term capital gain paid to stockholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident stockholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Fund Holdings

The Fund files the complete schedule of its holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and
Principal Investment Strategies (unaudited)

The Fund’s investment objective is total return, consisting of capital appreciation and income. The Fund’s investment objective is fundamental and cannot be changed without approval by the holders of the Fund’s common stock. The Fund pursues its investment objective through a combination of two separate investment strategies: Global Equity Investments and Currency Investments (each as described in Note 3 in the Notes to Financial Statements).

The Investment Manager believes that Global Equity Investments offer opportunities for capital appreciation and dividend income, and that Currency Investments offer opportunities for income and short-term gain and, to a lesser extent, capital appreciation. The Investment Manager believes that this combination can provide total return, including income and short-term capital gains for monthly distributions to Fund stockholders in accordance with the Fund’s Managed Distribution Policy. See Note 2(f) in the Notes to Financial Statements.

Global Equity Investments. The Investment Manager primarily selects Global Equity Investments by employing the Investment Manager’s relative value strategy. The Fund typically invests no more than 5% (at the time of investment) of Global Equity Investments in a given security. Sector and country selection is an outgrowth of the Investment Manager’s stock selection process. In managing Global Equity Investments according to the Investment Manager’s bottom-up (securities-based) approach to security selection, the portfolio management team focuses on finding undervalued equities across all sectors and countries and does not set target exposures at the sector or country level.

Consideration is given to sector and industry commitments as part of the Investment Manager’s risk-monitoring mechanism, and the portfolio management team draws upon the expertise of the Investment Manager’s Global Risk Management team. While there are no strict sector or country limits, sector and country weights are monitored using the MSCI All Country World® Index as a guide.

The investment team seeks to mitigate the risks inherent in local market investments (i.e., foreign exchange risk; convertibility risk; interest rate risk; credit risk/spread duration; counterparty risk; settlement, banking sector and sub-custodian risk; and liquidity risk) through the use of alternatives to local corporate debt or treasury bills. The Investment Manager seeks to quantify the sub-component risks and access the market through structured products, and to avoid risks that it believes are not adequately compensated by the investment.

Currency Investments. Currency Investments consist of investments in emerging market currencies (using forward currency contracts or other instruments whose value is derived from the performance of an underlying emerging market currency) and debt obligations denominated in local emerging market currencies that span the Middle East/Africa, Asia, Eastern Europe/Commonwealth of Independent States/Baltics and Latin America.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and
Principal Investment Strategies (unaudited) (continued)

The Investment Manager applies the discipline of bottom-up investment selection and diversification to local emerging markets currency in selecting Currency Investments. To construct a portfolio of Currency Investments, the Investment Manager begins with an equal-weighted portfolio of approximately 50 countries which serves as the Investment Manager’s baseline allocation. From the equal-weighted portfolio, the investment team implements its active views by overweighting or underweighting individual countries within a diversified framework of approximately 20 to 30 countries.

The Investment Manager modestly overweights or underweights certain countries relative to the baseline allocation based on such factors as a country’s macroeconomic fundamentals, political stability, interest rate level and anticipated sustainability of currency policy. Of the approximately 50 countries in the baseline allocation, the Fund currently intends to have a portfolio of approximately 20 to 30 countries. The maximum exposure to any one country is 10% of Currency Investments, and the Investment Manager hedges currency exposure so that the maximum exposure to any one currency is 8% of Currency Investments (in each case, determined at the time of each investment).

The average duration and maturity of Currency Investments is targeted to remain under one year. However, the Fund may invest in securities with longer durations or maturities in particular countries when the Investment Manager believes domestic yield curves are favorable.

The Investment Manager believes issue size is particularly important for local corporate issues. Issue size, quality and liquidity are all factors that are taken into consideration in judging the value of a security, but the Investment Manager does not apply arbitrary cut-off levels to exclude securities from consideration. The Investment Manager follows a systematic process to search for undervalued opportunities within each sector. The Investment Manager’s valuation analysis includes credit research and consideration of prepayment/call options, maturity, duration and coupon and currency and country risks.

The Investment Manager limits Currency Investments positions to a maximum of 10% in local issues and 2% in emerging markets corporate debt (in each case, determined at the time of each investment).

Short-term trading will not be used as a primary strategy in making Currency Investments, however, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to stockholders, will be taxable as ordinary income.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and
Principal Investment Strategies (unaudited) (continued)

Allocation of Assets to Global Equity Investments and Currency Investments. The Investment Manager seeks to invest substantially all of the Fund’s Net Assets in Global Equity Investments. The Investment Manager also seeks to obtain exposure to emerging market currencies by investing in Currency Investments, but limits such investments to 33⅓% or less of the Fund’s Total Leveraged Assets. The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments and Currency Investments at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

The Investment Manager determines the amount of the Fund’s investment exposure to Currency Investments using a variety of factors, including the estimated current dividend yield of Global Equity Investments and the estimated current income and anticipated short-term gains associated with Currency Investments, as well as economic and market conditions in the relevant emerging markets that may affect the future income or gain potential. Although Currency Investments primarily consists of forward currency contracts, the Investment Manager may, in its discretion, reduce Global Equity Investments (but to no less than 80% of the Fund’s Net Assets) and allocate Fund assets to make Currency Investments with other instruments or debt obligations. The Investment Manager also may use Borrowings to invest in such other instruments and debt obligations.

The Investment Manager’s decision to reduce Global Equity Investments to use forward currency contracts or to make investments using Borrowings will be made based on the potential impact on current Global Equity Investments, the availability of attractive Currency Investments and the costs of Borrowings. Currency Investments increase the risks of investing in the Fund.

Cash Management. The Investment Manager does not generally use cash as an investment for temporary defensive purposes, as it intends generally that substantially all of the Fund’s Net Assets will be invested in Global Equity Investments and Currency Investments at all times. However, the Fund’s assets may be invested in money market instruments pending investment in Global Equity Investments or in anticipation of the payment of distributions or to pay Fund expenses.

Financial Leverage. The Fund uses leverage to invest Fund assets in Currency Investments, primarily using Currency Commitments and Borrowings, up to an aggregate of 33⅓% of the Fund’s Total Leveraged Assets. Any Borrowings will have seniority over the Fund’s common stock. It is possible that, following the incurrence of Financial Leverage, the assets of the Fund will decline in value due to market conditions such that this 33⅓% threshold will be exceeded. In that case, leverage risk will increase.

Lazard Global Total Return and Income Fund, Inc.

Investment Objective and
Principal Investment Strategies (unaudited) (concluded)

Although Financial Leverage frequently is at or near 33⅓% of the Fund’s Total Leveraged Assets, the amount and composition of Financial Leverage outstanding will vary depending on a number of factors, including economic and market conditions in the relevant currency markets, the availability of relatively attractive Currency Investments not requiring Currency Commitments or Borrowings and the costs that the Fund would incur as a result of Borrowings. The Investment Manager’s fee for investment management services is calculated on the basis of the Fund’s Total Leveraged Assets. The fee paid to the Investment Manager for investment management services is higher when the Fund uses leverage because the fee paid will be calculated on the basis of the Fund’s assets including the leverage.

There is no assurance that any leverage strategy the Fund employs will be successful. See “Leverage Risk” below in Principal Risk Factors.

The use of leverage generally causes greater changes in the Fund’s net asset value and market price than comparable portfolios without leverage. In a declining market, leverage may cause a greater decline in the net asset value and market price per share of common stock of the Fund than if the Fund were not leveraged. Currency Commitments, while not necessitating Borrowings, have the economic effect of leverage by Borrowing because they create investment exposure greater than the Fund’s Net Assets (similar to Borrowings), although the Fund currently manages Currency Commitments so that they are not considered to constitute “senior securities” (leverage) under the 1940 Act. The interest rate on Borrowings currently is based on floating short-term rates, but, in the future, may be at a fixed rate. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, excess return on the proceeds of Borrowings can be used to pay distributions to holders of the Fund’s common stock.

Borrowings. Under the 1940 Act, the Fund generally is not permitted to borrow unless, immediately after the Borrowing, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount (i.e., Borrowings are limited to approximately 33⅓% of the Fund’s Total Leveraged Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s Net Assets plus Borrowings, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount.

In addition, the Fund may be subject to certain restrictions on Borrowings imposed by a lender that may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund under its investment policies or restrictions or by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited)

Principal Risks of Investing in the Fund

Investment and Market Risk

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common stock represents an indirect investment in the Fund’s portfolio investments. Their value, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Your common stock, at any point in time, may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund’s investment strategy includes purchasing investments that have embedded financial leverage, such as forward currency contracts, which magnifies the risk that you may lose money.

The Fund may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, market manipulations, bank failures, deflation, inflation, recessions, government defaults, government shutdowns, the imposition of sanctions and other government actions, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of the Fund’s securities, including changes in interest rates, currency rates or monetary policies.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Leverage Risk

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies.

To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There can be no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease also may be expected to cause a greater decline in the market price for the Fund’s common stock. To the extent that the Fund is required or elects to prepay any Borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and reduce returns.

Investment Manager Fee Conflict Risk

The fee paid to the Investment Manager is higher when the Investment Manager uses Financial Leverage to make Currency Investments, rather than by reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee is the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

Sector Risk

Implementation of the Fund’s investment strategy may, during certain periods, result in the investment of a significant portion of the Fund’s assets in a particular market sector, such as information technology companies, and the Fund would be expected to be affected by developments in that sector. Information technology companies generally operate in intensely competitive markets on a worldwide basis. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence.

Principal Risks of Global Equity Investments

Non-US Securities Risk

Investments in securities of non-US issuers involve special risks, including the following: (i) less publicly available information about non-US issuers or markets because of less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-US markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Investment Manager may not be able to sell the Fund’s portfolio holdings at times, in amounts and at prices it considers reasonable; (iii) the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events, especially in less stable markets; (v) greater risk of expropriation, confiscatory taxation and nationalization; and (vi) fluctuations in currency exchange rates may cause investments denominated in currencies other than US dollars to experience a decline in value, in US dollar terms. Withholding and other non-US taxes may decrease the Fund’s return. Many of these risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-US economies may have less favorable rates of growth of GDP, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Unanticipated economic, political and social developments also may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. Furthermore, such developments may disrupt significantly the financial markets or interfere with the Fund’s ability to enforce its rights against non-US issuers.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers or restrictions (including tariffs) and other protectionist or retaliatory measures, such as confiscations or problems related to share registration, trade settlement or asset custody. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Common Stock Risk

Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the local stock market, and perhaps global stock markets, and a drop in these markets may depress the price of common stocks held by the Fund. The Fund intends that the common stocks in which it invests will primarily be relative value stocks. These stocks are common shares of companies that sell at low valuation levels relative to their earnings, revenues, assets, cash flows or other definable measures. Such companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the common shares to be out of favor and, in the Investment Manager’s opinion, undervalued. If the Investment Manager’s assessment of a company’s prospects is wrong, the price of its common stock may fall, or may not approach the value that the Investment Manager has placed on it.

Value Investing Risk

The Fund generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Focused Investing Risk

The Fund invests in a smaller number of issuers than other, more diversified investment portfolios. As a result, the value of Global Equity Investments may be relatively more

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s portfolio of Global Equity Investments consisted of a larger number of securities.

Principal Risks of Currency Investments

Emerging Markets Risk

Currency Investments are executed in countries considered to be emerging markets, and investments in emerging markets are particularly speculative. Currency Investments may include, in addition to forward currency contracts (or instruments whose value is derived from the performance of an underlying emerging market currency), debt obligations denominated in emerging markets currencies (including sovereign and corporate debt securities). Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

Particular risks of investing in emerging markets, in addition to those listed above, include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; less protection of property rights; and possible seizure of a company’s assets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. In addition, foreign investors may be required to register the proceeds of sales. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, all of which may adversely affect currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and financial markets of certain emerging market countries. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Foreign investment in certain emerging markets is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in certain emerging markets. Certain emerging market countries require government approval prior to investments in a particular issuer by foreign persons, limit the amount of investment by foreign persons in a particular issuers, limit the investment by foreign persons only to a specific class of securities of issuers that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. In addition, if a deterioration occurs in an

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

emerging market country’s balance of payments, the country could impose temporary restrictions on investments. Certain emerging market countries may also restrict investment opportunities in industries deemed important to national interests. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Currency Risks

Fluctuation and Devaluation Risk. Currency Investments generally are denominated in the currency of an emerging market country. Accordingly, your investment in Fund common stock, as measured in US dollars, may change significantly when the values of the emerging market local currencies change relative to the US dollar, thereby subjecting investors to currency risks. The currencies of emerging market countries may experience significant declines against the US dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will incur costs in connection with conversions between various currencies.

Repatriation and Currency Conversion Risks. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerging market country may block the repatriation for any reason, including the unavailability of foreign currency and war. Currency Investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. If the Fund were not able to convert a currency into US dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found.

Devaluation Versus Basket Risk. In certain countries the central bank manages the currency rate against a basket of one or more developed market currencies such as the Euro, Japanese Yen and others. In some of these countries, the Fund may employ a strategy seeking to limit exposure to the major currencies while retaining exposure to the local currency (i.e., investing (a “long” position) in the emerging market currency while selling (a “short” position) the basket constituents). In such a situation, the Fund’s strategy could fail if the emerging market country changed the announced or implied components of the currency basket against which the Fund has hedged its exposure or if the Investment Manager’s strategy to limit exposure to the major currencies is not successful.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Derivatives and Hedging Risk

Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Fund investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset.

Forward currency contracts, and certain other instruments whose value is derived from the performance of an underlying emerging market currency, are highly volatile, and a relatively small price movement in these instruments may result in substantial losses to the Fund. These instruments may entail investment exposures that are greater than their costs would suggest, meaning that a small investment in such an instrument could have a large potential impact on the Fund’s performance, lowering the Fund’s return or resulting in a loss. The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change.

Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions also are subject to operational risk (including from documentation issues, settlement issues, systems failures, inadequate controls, and human error) and legal risk (including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract).

Fixed Income Risk

Currency Investments may include debt investments denominated in emerging market currencies. As such, an investment in the Fund is subject to the general risks associated with fixed income investing, such as interest rate risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Interest Rate Risk. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. Interest rate policies of governments and central banks, including the Federal Reserve System, the central bank of the United States (the “Federal Reserve”), may adversely affect the value, volatility and liquidity of interest paying securities in particular. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, the Fund may be subject to a greater risk of principal decline from rising interest rates. Changing interest rates, including the current interest rate environment, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance. Conversely, a wide variety of factors can cause interest rates or yields of US Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

Credit Risk. Credit or default risk is the risk that a Fund portfolio investment will decline in price or fail to make dividend or interest payments when due because the

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

issuer of the security experiences a decline in its financial status. Such credit risk is generally greater for issuers of below investment grade securities.

Sovereign Debt Securities Risk. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the emerging market countries that issue the securities. Many of these countries are also characterized by political uncertainty or instability. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries in which the Fund intends to invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.

Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.

Corporate Debt Securities Risk. The market values of these securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

High Yield, Lower Quality Securities Risk. Currency Investments may include high yield, lower quality securities (sometimes referred to as “junk bonds”). The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. High yield, lower quality securities are considered speculative and, compared to certain lower yielding, higher quality securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse

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Principal Risk Factors

(unaudited) (continued)

economic or company specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

The market values of lower quality securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher quality securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher quality securities because medium and lower quality securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in shares of the Fund’s common stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Other Risks of Currency Investments

Risk of Hedging Developed Market Currency Exposure

Currency Investments may include derivatives or other transactions employed for purposes of hedging exposure to certain developed market currencies embedded in emerging market currencies. There may be an imperfect correlation between the Fund’s portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund’s use of derivatives or other transactions involves costs and are subject to the Investment Manager’s ability to predict correctly changes in the relationships of the relevant positions. No assurance can be given that the Investment Manager’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transactions. In addition, no assurance can be given that appropriate hedging instruments will be available or that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. Hedging certain developed market currency exposure is different from typical “hedging” strategies in that it seeks to isolate emerging market currency exposure from embedded developed market currencies.

Counterparty Risk

Currency Investments may be acquired in the “over-the-counter” or “interdealer” markets, where participants typically are not subject to credit evaluation and

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

regulatory oversight as are members of “exchange-based” markets. In the absence of a regulated market to facilitate settlement, the Fund is subject to the risk that a counterparty will not settle a transaction (such as a forward currency contract or other derivative transaction) in accordance with its terms and conditions because of a dispute over the terms of contract or because of a credit or liquidity problem. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Reinvestment risk is the risk that returns from Currency Investments will decline if and when Currency Investments are made from investment disposition proceeds at market interest rates that are below the current earning rate of Currency Investments, or otherwise when proceeds cannot be used to enter into transactions on terms as favorable as those on which the disposed assets previously were held. A decline in income could affect the price of the Fund’s common stock or the Fund’s overall returns.

Liquidity Risk

A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, the Fund may have to liquidate portfolio holdings at disadvantageous prices. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities and other investments at prices at or near their perceived value. Economic and other developments can adversely affect debt securities and other markets.

Other Risks of Investing in the Fund

Fund Distribution Risk

Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

Market Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not only upon the Fund’s net asset value but also upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock and distributions made to the investor. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought his or her shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Price Risk

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the value of the securities or currencies in which the Fund invests may decline substantially. In particular, purchasing assets or currencies at what may appear to be “undervalued” levels is no guarantee that these assets or currencies will not be trading at even more “undervalued” levels at the time of valuation or at the time of sale.

Cybersecurity Risk

The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its net asset value; impediments to trading for the Fund’s portfolio managers; the inability of Fund stockholders to transact in shares of the Fund’s common stock; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting

Lazard Global Total Return and Income Fund, Inc.

Principal Risk Factors

(unaudited) (continued)

issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Anti-Takeover Provisions

The Fund’s charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Fund’s stockholders of opportunities to sell their common stock at a premium over the then current market price of the Fund’s common stock.

Tax Risk

The Fund has elected to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a Regulated Investment Company (“RIC”) for US federal income tax purposes. As a RIC, the Fund generally will not pay corporate-level US federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its stockholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) generally will be taxable to the holders of the Fund’s common stock, and any net operating losses and many other tax attributes generally will not pass through to the holders of the Fund’s common stock. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to US federal income tax on the portion of its net taxable income that the Fund timely distributes (or is deemed to timely distribute) to shareholders. The Fund will be subject to US federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts)

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Principal Risk Factors

(unaudited) (concluded)

less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).

In order to qualify as a RIC for US federal income tax purposes under Subchapter M of the Code, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

	o	it ensures that at least 50% of the value of its assets consists of cash, cash equivalents, US government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

	o	it ensures that no more than 25% of the value of its assets is invested in the securities, other than US government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (“QPTPs”) (the “Diversification Tests”).

In general, for purposes of the 90% Gross Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the 90% Gross Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Gross Income Test, investment in QPTPs cannot exceed 25% of the Fund’s assets.

Lazard Global Total Return and Income Fund, Inc.

Recent Changes

(unaudited)

The following information in this annual report is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the year ended December 31, 2025, there were: (i) no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund’s portfolio.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent, Registrar and Dividend Disbursing Agent

Computershare

P.O. Box 43006

Providence, Rhode Island 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036-6797

Lazard Asset Management LLC ● 30 Rockefeller Plaza ● New York, NY 10112 ● www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “CEO/CFO Code of Ethics”). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,223 in 2024 and $47,315 in 2025 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $1,294,787 in 2024 and $1,504,598 in 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,529 in 2024 and $4,130 in 2025. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $3,838 in 2024 and $0 in 2025.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $472,450 in 2024 and $488,256 in 2025.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair

Franci J. Blassberg

Kenneth S. Davidson

Trevor W. Morrison

Richard Reiss, Jr.

Robert M. Solmson

ITEM 6. INVESTMENTS

The Registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

• Lazard votes proxies in the best interests of its clients.

• Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

• To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the majority recommendation of the independent proxy services to which Lazard subscribes.

• Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

• vote as recommended by management in routine election or re-election of directors;

• favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

• vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provision.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between Global Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio.

Global Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Global Equity Investments. Louis Florentin-Lee and Barnaby Wilson are jointly responsible for investing the Registrant’s assets allocated to Global Equity Investments.

Mr. Florentin-Lee, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Mr. Florentin-Lee joined Lazard in 2004 and has been working in the investment field since 1996.

Mr. Wilson, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998 and is a CFA Charterholder.

Currency Investments. Ganesh Ramachandran is responsible for investment of the Registrant’s assets allocated to Currency Investments.

Mr. Ramachandran, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4. Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Registrant.

6. The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for the Registrant are made independently from those of Similar Accounts. If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Registrant, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Registrant or the price paid or received by the Registrant.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Registrant, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, Lazard may seek to limit the number of overlapping investments by the Registrant and Similar Accounts (securities of an issuer held in more than one Similar Account) or may choose different securities for the Registrant and Similar Accounts that employ similar investment strategies so that shareholders invested in the Registrant and such Similar Accounts may achieve a more diverse investment experience. In such cases, the Registrant may be disadvantaged by Lazard’s decision to purchase or maintain an investment in the Registrant to the exclusion of one or more Similar Accounts (including a decision to sell the investment in the Registrant so that it may be purchased by a Similar Account).

Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Registrant or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant’s service providers, which may cause conflicts that could disadvantage the Registrant.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies($*)	Other Pooled Investment Vehicles ($*)	Other Accounts($*)
James M. Donald	11 (8.3 billion)	13 (7.8 billion)	68 (13.4 billion)
Louis Florentin-Lee	12 (9.8 billion)	18 (4.6 billion)	97 (20.2 billion)
Ganesh Ramachandran	10 (8.2 billion)	11 (7.5 billion)	39 (9.8 billion)
Barnaby Wilson	10 (2.6 billion)	17 (4.4 billion)	44 (11.2 billion)

Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($*)
James M. Donald	Other Account	3 (852.8 million)
Louis Florentin-Lee	Other Account	2 (76.7 million)
Ganesh Ramachandran	Other Account	1 (712.4 million)
Barnaby Wilson	Other Account	2 (76.7 million)

* Total assets in accounts as of December 31, 2025.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark generally as set forth in the prospectus or other governing document over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios or investment products (e.g., employees’ securities companies, non-US mutual funds or UCITS) that pursue substantially identical investment strategies as the Registrant (“Other Accounts”), in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Registrant Securities

As of December 31, 2025, the portfolio managers of the Registrant owned beneficially interests in the Registrant and Other Accounts as noted below.

Portfolio Manager	Market Value of Registrant Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy
James M. Donald	$100,001-$500,000	None	$100,001-$500,000
Louis Florentin-Lee	None	None	None
Ganesh Ramachandran	$50,001-$100,000	None	$50,001-$100,000
Barnaby Wilson	None	None	None

* A portion of Registrant or Other Account shares shown as owned by a portfolio manager may consist of shares the portfolio manager has purchased under the deferred compensation arrangement described above under “Compensation for Portfolio Managers”.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) See Item 2.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2026

By /s/ Christina Kennedy

Christina Kennedy

Chief Financial Officer

Date: February 27, 2026